Exhibit 99.2

The New Industry Standard for Immersive Wireless Sound NASDAQ: WISA Q1 2021 Investor Presentation May 12, 2021

2 NASDAQ: WISA Forward Looking Statements This presentation of Summit Wireless Technologies, Inc . (NASDAQ : WISA) (the “Company” or “WISA”) contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting Summit Wireless’ business including, current macroeconomic uncertainties associated with the COVID - 19 pandemic, our the ability to predict the timing of design wins entering production and the potential future revenue associated with design wins ; rate of growth ; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity ; consumer demand conditions affecting customers’ end markets ; the ability to hire, retain and motivate employees ; the effects of competition, including price competition ; technological, regulatory and legal developments ; developments in the economy and financial markets and other risks detailed from time to time in Summit Wireless’ filings with the Securities and Exchange Commission, including those described in “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31 , 2020 filed with the SEC March 16 , 2021 , as revised or updated for any material changes described in any subsequently - filed Quarterly Reports on Form 10 - Q, including the one we anticipate filing with the SEC on May 12 , 2021 . The information in this presentation is as of the date hereof and the Company undertakes no obligations to update unless required to do so by law . * WiSA Ready TVs, gaming PCs and console systems are "ready" to transmit audio to WiSA Certified speakers when a WiSA USB Tra nsm itter is plugged in and a user interface is activated through an APP or product design like LG TVs. © 2021 Summit Wireless Technologies, Inc. All rights reserved. Summit Wireless Technologies and the Summit Wireless logo are tra demarks of Summit Wireless Technologies, Inc., SoundSend, The WiSA logo, WiSA, WiSA Ready, and WiSA Certified are trademarks, or certifi cat ion marks of WiSA LLC. Third - party trade names, trademarks and product names are the intellectual property of their respective owners and pro duct names are the intellectual property of their respective owners.

3 NASDAQ: WISA Markets and sells ASICS, modules & IP that is integrated into leading TV & speaker brands Association with 70+ leading CE brands implementing WiSA global interoperability standard Summit Wireless NASDAQ: WISA Summit Wireless Summit Wireless is a leading provider of immersive, wireless sound technology for intelligent devices & next - generation home entertainment systems 3

4 NASDAQ: WISA 2021 Shipping Display Members System Audio A/S 2021 Shipping Members 4 5 th Display Brand Strategic Partners 25+ Brands Shipping Summit Wireless’ Technology 6 th Display Brand

Driving 2021 – 2022 Growth

- SoundSend providing universal, low-cost WiSA connectivity
- WiSA Wave: 1M visitors projected for 2021
- Next-Gen Discovery Wi-Fi technology broadening the market through lower cost

Growth Drivers


WiSA Wave
Launch Q3 2020
SoundSend
Launch Q4 2020
Next-Gen Discovery WiFi Module
Launch Q1 2021

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6 NASDAQ: WISA LG and Hisense Launch 2021 WiSA Ready TVs Set up and tuning controls are in the TV user interface and use the TV remote.

7 NASDAQ: WISA Multiple New Speakers Bang and Olufsen (B&O) Harman Radiance Lithe for Dolby Atmos Onkyo Sound Sphere

8 NASDAQ: WISA WiSA SoundSend Certified • Won four awards to - date • Pushing new software update for enhanced features and performance in May • Starting international distribution this quarter

9 NASDAQ: WISA The Wave Driving WiSA Market Expansion Expanding the WiSA Association to a consumer facing platform to drive retail sales: • Increasing consumer visits and consumer education of WiSA’s benefits • Expanding the WiSA category of products for the consumer, retailer, and brands • Lowering direct to consumer marketing costs when shared across brands

WiSA Wave Accelerating Web Traffic

Over 300% growth in visitors from Q1 2020 to Q1 2021.



1M+ Visitors
Projected in 2021
WiSA Wave
Launched Sept. '20
1,200
2,400
3,400
19,200
34,300
47,000
99,500
185,000
139,000
165,000
250,000
450,000
Q1 '19 A
Q2 '19 A
Q3 '19 A
Q4 '19 A
Q1 '20 A
Q2 '20 A
Q3 '20 A
Q4 '20 A
Q1 '21 A
Q2 '21 E
Q3 '21 E
Q4 '21 E

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11 NASDAQ: WISA New WiSA Wave • Leveraging WiSA’s analytics to • Lower direct to consumer marketing costs for our members • Increase WiSA category awareness and product sales • Appointed digital marketing executive Wendy Wilson to the board • VP of Marketing for Chargepoint , one of the world’s largest EV charging networks • Experience includes Disney, Jive, and Yahoo! • Opening the WiSA Amazon store, allows • WiSA products being sold on Amazon to be highlighted in the category • Bundle and merchandising promos with WiSA Ready TVs, transmitters, and speakers • Simple WiSA search for consumers to easily find the broad range of available certified products

12 NASDAQ: WISA Q1 ‘21: Another Record Revenue $0.4 $1.2 $1.7 $2.4 $4.0 Q1 '20A Q1 '21A 2019A 2020A TTM Q2 '21E 18% Revenue & Gross Margin ($ in M) Q1 ‘21 • $1.2M revenue, up 181% vs. Q1 ‘20 • GM 25.6%, vs. 23.9% in Q4 ‘20 & 15.3% in Q1 ‘20 • Opex $3.0M, including $0.3M of non - cash charges, below guidance of $3.2M Cash & Cash Equivalents • $9.7M at 3/31/21 Q2 ‘21 Guidance • Revenue expected to be 250+% vs. Q2 ‘20 • GM expected to improve sequentially, up from 25.6% in Q1 ‘21 • Opex expected to be ~$3.1M, including $0.4M of non - cash charges 12 25+% - 4% 26% 15%

Ecosystem Built, Traffic Growing, Products Launching

SUMMIT WIRELESS | WiSA

Expanding Market	CE & OEMs embedding audio standard to intelligent devices & next-gen home entertainment
WiSA Global Interoperability Standard	LG, Hisense, BANG & OLUFSEN, Skyworth, ONKYO, HARMAN, Klipsch, KEF, System Audio A/S, DYNAUDIO, THX, Platin, LOVESAC, buchardt, ENCLAVE AUDIO
IP Portfolio and TM	15 patents issued/pending covering key claims + WiSA™
Paradigm Shifts Create Opportunity	Bluetooth – Personal; WiFi – Whole House; WiSA – Immersive Sound
Attractive & Highly Scalable Model	• Growth drivers: SoundSend, WiSA Wave, next-gen Discovery WiFi module • Expanding ecosystem: Consumers, speaker brands, products, lower prices, TV integration

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14 NASDAQ: WISA More Consumers More Speaker Brands More Products Lower Entry Prices More TV Integration Thriving WiSA Ecosystem Driving 2021 Growth Driving Revenue Growth NASDAQ: WISA

Investor Relations Greg Falesnik, CEO - MZ North America 949 - 385 - 6449, WISA@mzgroup.us Kirsten Chapman, MD - LHA Investor Relations 415 - 433 - 3777, summit@lhai.com Summit Wireless Technologies, Inc. 6840 Via Del Oro, Suite 280 San Jose, CA 95119 www.summitwireless.com